UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2006

NOVA OIL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification Number)
of incorporation)

The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77024

(Address of Principal Executive Offices)

713-869-6682

(Registrant’s telephone number, including area code)

17922 N. Hatch Road, Colbert, WA 99005-9377

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment on Form 8-K/A (this “Amendment”) amends and supplements our Current Report on Form 8-K (the “Original Current Report”) filed with the Securities and Exchange Commission on April 3, 2006.  This Amendment revises Exhibits 99.1 and 99.3 to the Original Current Report to provide additional disclosure in the notes and to correct certain typographical errors. This Amendment also revises Exhibit 99.4 to the Original Current Report to make certain corrections to the unaudited pro forma combined condensed financial information presented and to correct certain typographical errors.

This Amendment does not reflect events occurring after the filing of the Original Current Report or modify or update those disclosures affected by subsequent events.  Accordingly, this Amendment should be read in conjunction with our filings with the SEC subsequent to the filing of the Original Current Report, including any amendments to those filings.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial Statements of Businesses Acquired

The following financial statements are filed as exhibits to this current report and are incorporated by reference into this item:

99.1*                    Audited financial statements of Biosource Fuels, LLC for the years ended October 31, 2005 and 2004.

99.2                           Unaudited financial statements of Biosource Fuels, LLC for the three months ended January 31, 2006 and 2005 (incorporated by reference from Exhibit 99.2 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

99.3*                    Audited financial statements of Biosource America, Inc. for the period ended January 31, 2006.

(b)                                 Pro Forma Financial Information

The following pro forma financial information is filed as an exhibit to this current report and is incorporated by reference into this item:

99.4*                   Unaudited pro forma combined condensed financial information of Biosource America, Inc. and Biosource Fuels, LLC.

(d)                                Exhibits

2.1                                Share Exchange Agreement, dated as of March 30, 2006, entered into between Nova Oil, Inc., Biosource America, Inc. and the shareholders of Biosource America, Inc. (incorporated by reference from Exhibit 2.1 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

2.2                                Asset Purchase Agreement, dated as of February 7, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 2.2 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.1                          Security Agreement, dated as of February 10, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.1 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.2                          Collateral Assignment, dated as of February 17, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.2 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.3                          Patent Security Agreement, dated as of February 17, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.3 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.4                          Registration Rights Agreement, dated as of February 7, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.4 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.5                          Confidentiality and Non-Competition Agreement, dated as of February 17, 2006, between Biosource America, Inc. and Resodyn Corporation (incorporated by reference from Exhibit 10.5 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.6                          Agreement, dated as of October 17, 2005, between Clinton County Bio Energy, LLC and Biosource America, Inc. (as assignee of Biosource Fuels, LLC) (incorporated by reference from Exhibit 10.6 of the Company’s current report on
Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.7                          Agreement, dated as of December 28, 2005, between Anamax Energy Services, Inc. and Biosource America, Inc. (incorporated by reference from Exhibit 10.7 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

16.1                          Letter of DeCoria, Maichel & Teague P.S., dated March 31, 2006 (incorporated by reference from Exhibit 16.1 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

99.1*                   Audited financial statements of Biosource Fuels, LLC for the years ended October 31, 2005 and 2004.

99.2                          Unaudited financial statements of Biosource Fuels, LLC for the three months ended January 31, 2006 and 2005  (incorporated by reference from Exhibit 99.2 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

99.3*                   Audited financial statements of Biosource America, Inc. for the period ended January 31, 2006.

99.4*                  Unaudited pro forma combined condensed financial information of Biosource America, Inc. and Biosource Fuels, LLC.

*                                       Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA OIL, INC.

By:	/s/ Kenneth T. Hern
Name:	Kenneth T. Hern
Title:	Chief Executive Officer

Date:  October 31, 2006

EXHIBIT INDEX

2.1                                Share Exchange Agreement, dated as of March 30, 2006, entered into between Nova Oil, Inc., Biosource America, Inc. and the shareholders of Biosource America, Inc. (incorporated by reference from Exhibit 2.1 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

2.2                                Asset Purchase Agreement, dated as of February 7, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 2.2 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.1                          Security Agreement, dated as of February 10, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.1 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.2                          Collateral Assignment, dated as of February 17, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.2 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.3                          Patent Security Agreement, dated as of February 17, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.3 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.4                          Registration Rights Agreement, dated as of February 7, 2006, between Biosource Fuels, LLC and Biosource America, Inc. (incorporated by reference from Exhibit 10.4 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.5                          Confidentiality and Non-Competition Agreement, dated as of February 17, 2006, between Biosource America, Inc. and Resodyn Corporation (incorporated by reference from Exhibit 10.5 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.6                          Agreement, dated as of October 17, 2005, between Clinton County Bio Energy, LLC and Biosource America, Inc. (as assignee of Biosource Fuels, LLC) (incorporated by reference from Exhibit 10.6 of the Company’s current report on
Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

10.7                          Agreement, dated as of December 28, 2005, between Anamax Energy Services, Inc. and Biosource America, Inc. (incorporated by reference from Exhibit 10.7 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

16.1                          Letter of DeCoria, Maichel & Teague P.S., dated March 31, 2006 (incorporated by reference from Exhibit 16.1 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

99.1*                   Audited financial statements of Biosource Fuels, LLC for the years ended October 31, 2005 and 2004.

99.2                          Unaudited financial statements of Biosource Fuels, LLC for the three months ended January 31, 2006 and 2005  (incorporated by reference from Exhibit 99.2 of the Company’s current report on Form 8-K dated March 30, 2006 and filed with the SEC on April 3, 2006).

99.3*                   Audited financial statements of Biosource America, Inc. for the period ended January 31, 2006.

99.4*                  Unaudited pro forma combined condensed financial information of Biosource America, Inc. and Biosource Fuels, LLC.

*                                        Filed herewith.